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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

                  We consent to the incorporation by reference in this Registration Statement of Safeway Inc. on Form S-8 of our report dated February 27, 1998, incorporated by reference in the Annual Report on Form 10-K of Safeway Inc. for the year ended January 3, 1998.



DELOITTE & TOUCHE LLP

San Francisco, California
November 13, 1998